Income Tax	12 Months Ended
Dec. 31, 2025
Income Tax [Abstract]
Income Tax

NOTE 9: Income tax

During the year ended December 31, 2025, the Company recognized deferred tax liabilities of $1.6 million, primarily related to intangible assets acquired in the Exosome transaction. Because Exosome will be included in the Company’s consolidated tax return, these newly acquired deferred tax liabilities provide a reliable source of future taxable income. Consequently, the Company determined it was probable that a portion of its preexisting deferred tax assets would be realized, resulting in the recognition of a $1.6 million income tax benefit to record a previously unrecognized deferred tax asset.

Aside from the release triggered by the Exosome acquisition, the Company continues to maintain a full valuation allowance against its remaining deferred tax assets. Historical tax losses unrelated to the Exosome acquisition make it not probable that sufficient future taxable profits will be available to fully utilize these remaining assets.

During the year ended December 31, 2024, the Company recorded a $382,000 tax provision related to potential exit taxes associated with certain intellectual property in Belgium. In 2025, the matter was settled with the Belgian tax authority for €114,000 or approximately $134,000. The difference between the previously recorded provision and final settlement was recognized as an income tax benefit in 2025.

No other income taxes were payable in view of the losses incurred by the Company. On December 31, 2025, the Company had a consolidated net tax loss carried forward amounting to $334.4 million (2024: 333.9 million; 2023: $308.7 million).

The tax losses related to Mdxhealth SA in Belgium are available for carry forward. Tax losses were realized by Mdxhealth SA until December 31, 2020, and subsequently in the U.S. Permanent Establishment of Mdxhealth SA. Until 2021, tax losses related to Mdxhealth BV in the Netherlands are available for carry forward to a period of 6 years. As of 2022, tax losses related to Mdxhealth BV in the Netherlands are available for carry forward indefinitely. The tax losses of Mdxhealth Inc., related to the years beginning on or after January 1, 2018, are available for carry forward indefinitely. Tax losses related to the years before January 1, 2018, can be carried forward to a period of 20 years.

It is uncertain if the Company will have taxable profits in the near future to allow all or part of the deferred tax asset to be utilized and as a result, no deferred tax asset was recognized in 2025, 2024, and 2023. The tax reconciliation and the impact of the unrecognized deferred tax assets is as follows:

Thousands of $	Income Statement
For the years ended December 31	2025	2024	2023
Loss for the year	(33,519)	(38,069)	(43,100)
Income tax benefit (expense)	1,857	(382)	(1)
Loss before income tax	(35,376)	(37,687)	(43,099)

Tax using the mdxhealth’s domestic tax rate (25%)	8,844	9,422	10,775
Effect of unused tax losses not recognized as deferred tax assets	(6,987)	(9,804)	(10,775)